UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 28, 2005

THE HARTCOURT COMPANIES, INC.
(Exact name of registrant as specified in its charter)

UTAH	001-12671	87-0400541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Yong Teng Plaza, 1065 Wuzhong Road, Shanghai, China 201103
(Address of principal executive offices, including zip code)

(011) (86 21) 5152 1577
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 24, 2005, The Hartcourt Companies, Inc. adjourned its annual meeting. Carrie Hartwick, Hartcourt’s Chief Executive Officer, announced that the meeting will be reconvened on November 23, 2005, at 10:00 a.m. local time at the office of the company located at 306 Yong Teng Plaza, 1065 Wuzhong Road, Shanghai, China 201103.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTCOURT COMPANIES, INC.

By:	/s/ Carrie Hartwick
Carrie Hartwick Chief Executive Officer

Date: October 26, 2005